SCHEDULE 14A INFORMATION PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule14a-11(c) or Rule 14a-12


                             Siebert Financial Corp.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)


 ................................................................................
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box): [ X ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         O-11.1) Title of each class of securities to which transaction applies:

 ................................................................................
        2) Aggregate number of securities to which transaction applies:
 ................................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................
        4) Proposed maximum aggregate value of transaction:
 ................................................................................
        5) Total fee paid:
 ................................................................................
     [ ] Fee paid previously by written preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
                                    --------------------------------------------
        2) Form Schedule or Registration Statement No.:
                                                         -----------------------
        3) Filing Party:
                          ------------------------------------------------------
        4) Date Filed:
                        ----------------------------------

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2001

DEAR SHAREHOLDERS:

         Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation, at The Harmonie Club, 4 East 60th Street, New York, New York, on Monday, June 4, 2001 at 10:00 a.m., local time. The meeting's purpose is to:

     1    Elect five directors; and

     2. Consider any other matters that are properly presented at the Annual Meeting and any adjournment.

         You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Tuesday, April 17, 2001.

         Along with the attached Proxy Statement, we are also enclosing a copy of our 2000 Annual Report to Shareholders, which includes our financial statements.

         To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                   Daniel Iesu

                                    SECRETARY

New York, New York
May 11, 2001

                            SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                 PROXY STATEMENT FOR THE 2000 ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON JUNE 4, 2001

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

ANNUAL MEETING:            June 4, 2001                     The Harmonie Club
                           10:00 a.m., local time.          4 East 60th Street
                                                            New York, New York

RECORD DATE:        Close of business on Tuesday,  April 17, 2001. If you were a shareholder at that time, you may vote at the meeting.  Each share is entitled to one vote.  On the record  date,  we had
                    22,500,505 shares of our common stock outstanding.  Of those
                    shares,   19,878,700  shares  were  beneficially   owned  or
                    controlled by Muriel Siebert, our Chairwoman, President and Chief Executive Officer and one of our directors.

QUORUM: The holders of a majority of the outstanding shares of common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

AGENDA:

                    1.   Elect five directors.


                    2. Any other proper business. However, we currently are not aware of any other matters that will come before the meeting.

VOTE REQUIRED:

Proposal 1:         The five  nominees  for  director who receive the most votes will be elected. If you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee.

BROKER NON-VOTES:   If your broker does not vote on the  proposal,  it will have no effect on the vote with respect to the proposal.

PROXIES: Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of resolicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the Board's nominees for director.

                    If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

PROXIES SOLICITED
BY:                 The Board of Directors.

REVOKING YOUR
PROXY:              You may revoke your proxy before it is voted at the meeting.
                    Proxies may be revoked if you either:

                    o    deliver  a signed,  written  revocation  letter,  dated
                         later than the proxy to be revoked, to Daniel Iesu, Secretary, at Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

                    o deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

                    o attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

COST OF
SOLICITATION:       We will pay all costs of soliciting these proxies, estimated at $3,500 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no additional compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. American Stock Transfer & Trust Company, our transfer agent, is assisting us in the solicitation of proxies for the meeting for no additional fee.

YOUR COMMENTS:      Your comments about any aspects of our business are welcome.
                    You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE
COMPENSATION:       The following  table shows  salaries and bonuses paid during the last three years for our Chief Executive Officer and for our executive officers whose total annual salary and bonus during 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                      ANNUAL COMPENSATION                COMPENSATION
                                          ---------------------------------------------------------------

                                                                                          SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING STOCK
NAME AND PRINCIPAL POSITION        YEAR      SALARY        BONUS       COMPENSATION        OPTIONS
---------------------------------------------------------------------------------------------------------
Muriel F. Siebert                  2000     $150,000             --         --                   --
Chairwoman, President and          1999      150,000             --         --                   --
Chief Executive Officer            1998      150,000             --         --                   --

Daniel Jacobson                    2000      185,000       $100,000         --                   --
Vice Chairman                      1999      124,519(1)          --         --               20,000
                                   1998           --             --         --                   --

Nicholas P. Dermigny               2000      185,000        145,000         --                   --
Executive Vice President and       1999      185,000        185,000         --                   --
Chief Operating Officer            1998      185,000        175,000         --               40,000

Mitchell M. Cohen                  2000      165,000        145,000         --                   --
Executive Vice President and       1999      121,538        125,000         --                   --
Chief Financial Officer            1998       25,000(2)      20,000         --               10,000

Daniel Iesu                        2000       70,000         90,000         --                   --
Secretary                          1999       70,000         80,000         --                   --
                                   1998       70,000         65,000         --                8,000
----------------------

(1) Mr. Jacobson began serving as our Vice Chairman on May 3, 1999. The amount of salary listed above reflects earnings for the period of May 3, 1999 through December 31, 1999.

(2) Mr. Cohen began serving as Chief Financial Officer on November 9, 1998. The amount of salary listed above reflects earnings of the period of November 9, 1998 through December 31, 1998.

STOCK OPTIONS:      Our 1997 Stock Option Plan was adopted by the Board in March
                    1997 and approved by our  shareholders  on December 1, 1997.
                    The plan permits the issuance of either options intended to qualify as incentive stock options, or ISOs, under Section
                    422 of the Internal Revenue Code, or options not intended to qualify as ISOs. The aggregate fair market value of our common stock for which a participant is granted ISOs that first become exercisable during any given calendar year will be limited to $100,000. To the extent this limitation is exceeded, an option will be treated as a nonqualified stock option.

                    The plan provides for the grant of options to purchase up to 2,100,000 shares of our common stock to our employees and the employees of our subsidiaries. The plan is administered by a committee of the Board, consisting of Patricia L. Francy and Jane H. Macon, which selects persons to receive awards under the Plan, determines the amount of each award and the terms and conditions governing the award, interprets the plan and any awards granted thereunder, establishes rules and regulations for the administration of the plan and takes any other action necessary or desirable for the administration of the plan. The plan may be amended by the Board as it deems advisable. No amendment will become effective, however, unless approved by the affirmative vote of our shareholders if shareholder approval is necessary for the continued validity of the plan or if the failure to obtain shareholder approval would adversely affect the compliance of the plan under any rule or regulation applicable to it. No amendment may, without the consent of a participant, impair a participant's rights under any option previously granted under the plan.

                    The price for which shares of our common stock may be purchased upon the exercise of an option will be the fair market value of the shares on the date of the grant of the option. An ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, however, shall have a purchase price for the underlying shares equal to 110% of the fair market value of our common stock on the date of grant. An option generally may be granted for a term not to exceed ten years from the date the option is granted. All options will be exercisable in accordance with the terms and conditions described in the option agreement relating to each option. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any option granted under the plan within the first year after the date of the grant of the option.

                    Full payment of the purchase price for shares of our common stock purchased upon the exercise, in whole or in part, of an option must be made at the time of the exercise. The plan provides that the purchase price may be paid in cash or in shares of our common stock valued at their fair market value on the date of purchase. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes.

                    There were no stock options granted during the year ended December 31, 2000 to any of the officers named in the Summary Compensation Table.

                    The following table sets forth at December 31, 2000 the number of options and the value of unexercised options held by each of the officers named in the Summary Compensation Table.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                                            VALUE OF
                                                                                           UNEXERCISED
                                                            NUMBER OF                     IN-THE-MONEY
                            NUMBER OF                   UNEXERCISED OPTIONS                OPTIONS AT
                              SHARES                        AT YEAR END                 FISCAL YEAR END (1)
                           ACQUIRED ON        VALUE     ------------------------------- -----------------------------
    NAME                     EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
    ----------------------------------------------------------------- --------------- --------------- ---------------
    Muriel F. Siebert           --            --            --             --              --              --
    Daniel Jacobson             --            --           8,000         12,000            --              --
    Nicholas P. Dermigny        --            --         136,000         56,000         $221,000        $91,000
    Mitchell M. Cohen          2,000        $28,232        2,000          6,000            --              --
    Daniel Iesu                1,600         26,274       12,000         28,800           19,500         46,800

----------------------
  (1) The dollar values have been calculated by determining the difference between the closing price of our common stock at December 31, 2000, $4.125 per share, and the exercise prices of the options.

RESTRICTED STOCK
AWARD PLAN:         Our 1999 Restricted  Stock Award Plan provides for awards to key  employees of not more than 60,000  shares of our common stock,  subject  to  adjustments  for  stock  splits,  stock dividends  and other  changes in our  capitalization,  to be issued  either  immediately  after  the award or at a future date.  As of December 31, 2000,  41,400 shares of our common stock under the Restricted Stock Award Plan had been awarded and were outstanding. As provided in the plan and subject to restrictions,  shares  awarded may not be disposed of by the recipients  for a period  of one  year  from the date of the award.  Cash  dividends on shares awarded are held by us for
                    the  benefit  of  the   recipients,   subject  to  the  same
                    restrictions  as  the  award.   These   dividends   (without
                    interest) are paid to the recipients upon lapse of the restrictions.

EMPLOYMENT
AGREEMENT:          We entered into an Employment  Agreement in 1999 with Daniel
                    Jacobson,  our Vice Chairman.  The agreement provides for an annual base salary of $185,000  plus such  bonuses as may be authorized from time to time by our Board of Directors.  The agreement  has an initial  three year term,  with  automatic extensions  of one year unless  terminated.  If we terminate the  agreement  other  than  for  "cause"  or the  permanent disability or death of Mr. Jacobson,  he will be entitled to continue  to  receive  his base  salary  for a period of (1)
                    three years if the  termination  occurs during the first two years of the  agreement,  (2) two  years if the  termination occurs  during years three or four of the  agreement (3) and one  year  if  the  termination  occurs  thereafter.  If  we terminate the  agreement due to the permanent  disability of
                    Mr. Jacobson, he will be entitled to continue to receive his base salary for a period of one year. In accordance with the agreement,  we also  granted  an option to  purchase  20,000 shares of our common stock to Mr. Jacobson at an exercise price of $32.50 per share.

DIRECTOR
COMPENSATION:       During   2000,   our   non-employee    directors    received
                    compensation for service on our Board of $10,000. We do not compensate our employees or employees of our subsidiaries who serve as directors.

                    Effective in the second quarter of 2001, the annual fee for non-employee directors is $20,000. The chairs of the Audit and Compensation Committees receive an additional annual fee of $5,000 and the members of the Executive Committee receive an additional annual fee of $5,000.

                    Directors' fees are paid quarterly.

                    We intend to appoint an additional non-employee director by June 14, 2001.

COMPENSATION
COMMITTEE REPORT
TO STOCKHOLDERS:    This report of our  Compensation  Committee  of the Board of
                    Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                    Our Compensation Committee currently consists of Ms. Francy and Ms. Macon, Chairwoman. The committee administers our executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

                    Compensation   Philosophy:   We   believe   that   executive
                    compensation should be closely related to increased shareholder value. One of our strengths that contributes to our successes is a strong management team. Our compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to our continued success, principally by linking compensation with the attainment of key business objectives. Accordingly, our executive compensation program is designed to provide competitive compensation, support our strategic business goals and reflect our performance.

                    Our compensation program reflects the following principles:

                    o Compensation should encourage increased shareholder value.

                    o Compensation programs should support our short- and long-term strategic business goals and objectives.

                    o    Compensation  programs  should  reflect and promote our
                         values   and   reward   individuals   for   outstanding
                         contributions toward business goals.

                    o Compensation programs should enable us to attract and retain highly qualified professionals.

                    Pay Mix and Measurement: Our executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

                    The  Chief  Executive   Officer   requested  that  her  cash
                    compensation for the year 2000 be limited to $150,000.

                    The Company's philosophy is to keep base salaries on the lower end of what is considered standard for the industry, and to be flexible with bonuses when the circumstances warrant.

                    The Committee reviews and approves our Chief Executive Officer's recommendation of salaries and bonuses for our senior executives. In performing its review, the Committee has separate discussions with each of the executives concerning their own duties and those of the other executives under review. Bonuses, except for our Vice Chairman's, are awarded for calendar year performance and take into account the accomplishments of the executive and the Company's overall performance. Our Vice Chairman's bonus is on fiscal year basis ending April 30 and has not as yet been determined.

                    Stock options are awarded to some executives upon employment and generally vest over a five-year period. No options on shares were awarded during 2000.

                    Specific salary and incentive amounts are disclosed in the Summary Compensation Table.

                    Compensation Committee,
                    Patricia L. Francy
                    Jane H. Macon, Chairwoman

AUDIT COMMITTEE
REPORT TO
STOCKHOLDERS:       The  Audit   Committee  has  reviewed  and  discussed   with
                    management the audited financial  statements for fiscal year ended  December  31,  2000.  The  Audit  Committee  has also
                    discussed  with  the  Company's   independent  auditors  the
                    matters  required to be  discussed  by Statement on Auditing
                    Standards No. 61,  "Communications  with Audit  Committees."
                    Additionally,  the Audit  Committee has received the written
                    disclosures   and   representations   from  the  independent
                    auditors  required by Independence  Standards Board Standard
                    No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors the independent auditor's independence.

                    Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board that the audited financial statements for fiscal year ended December 31, 2000 be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                    Audit Committee,
                    Patricia L. Francy, Chairwoman
                    Jane H. Macon

CERTAIN RELATIONSHIPS
AND RELATED
TRANSACTIONS:       In 1999,  Ms. Siebert also pledged some of her shares of our common stock as collateral for the obligations of our subsidiary, Siebert, Brandford, Shank & Co., L.L.C., or SBS, under a $5,000,000 Revolving Subordinated Loan Agreement. We hold a 49% equity interest in SBS. This debt was repaid during 2000.

                    The foregoing transaction was approved by the Board or a committee of the Board or by the shareholders and, to the extent that this arrangement was available from non-affiliated parties, is on terms no less favorable to us than those available from non-affiliated parties.

OUR PERFORMANCE:    The stock price  performance graph below shall not be deemed
                    incorporated   by   reference   by  any  general   statement
                    incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
      AMONG SIEBERT FINANCIAL CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX,
            THE DOW JONES SECURITIES BROKERS INDEX AND A PEER GROUP


                             [GRAPH OBJECT OMITTED]

                                                  Cumulative Total Return
                               -------------------------------------------------------------
                               11/12/1996    12/96     12/97     12/98     12/99     12/00

SIEBERT FINANCIAL CORP.            100.00    91.15     78.41     319.00    506.59    142.37
NASDAQ STOCK MARKET (U.S.)         100.00   103.02    126.18     177.91    330.62    198.77
DOW JONES SECURITIES BROKERS       100.00   107.67    196.76     229.82    357.92    444.20
PEER GROUP                         100.00   101.31    107.07     118.86    145.68    119.32


* $100 INVESTED ON 11/12/96 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.


                    The above graph compares our performance from November 12, 1996, the date that our common stock commenced trading publicly, through December 31, 2000, against the performance of the Nasdaq Market Index the Dow Jones Securities Brokers Index and a peer group. The peer group consists of A.B. Watley Group Inc., Ameritrade Holding Corp., CSFBdirect, E-Trade Group, Inc., TD Waterhouse Group, Inc. and Web
                    Street,  Inc.  The Dow  Jones  Securities  Broker  Index  is
                    included because it was utilized in our prior proxy statement for our 2000 Annual Meeting of Shareholders. We decided to change from the Dow Jones Securities Brokers Index to a peer group because we believe that the peer group is more indicative of performance in our industry.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

MANAGEMENT
OWNERSHIP:          The  following  table  lists share  ownership  of our common stock as of March 31, 2001. The information includes beneficial ownership by each of our directors and executive officers, by all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the SEC.


                                                            SHARES OF                 PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                COMMON STOCK          CLASS(      2)
-------------------------------------------------- ----------------------------- ----------------------

Muriel F. Siebert                                            19,878,700                  88.3%

Mitchell M. Cohen                                                 2,000  (3)               *

Nicholas P. Dermigny                                            136,000  (4)               *

Daniel Iesu                                                      40,800  (5)               *

Daniel Jacobson                                                  13,000  (6)               *

Patricia L. Francy (a)(d)(e)                                     20,000  (7)               *

Jane H. Macon (b)(c)(e)                                          20,000  (7)               *

Directors and executive officers as a group                  20,110,500  (8)             89.4%
(seven persons)


(1) The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, New York, New York 10022.

(2)  Percentages  are computed in accordance  with Rule 13d-3 under the Exchange
     Act.

(3) Consists of 2,000 shares of our common stock that Mr. Cohen has the right to acquire pursuant to a stock option grant.

(4) Consists of 136,000 shares of our common stock that Mr. Dermigny has the right to acquire pursuant to a stock option grant.

(5) Consists of 40,800 shares of our common stock that Mr. Iesu has the right to acquire pursuant to a stock option grant.

(6) Includes 8,000 shares of our common stock that Mr. Jacobson has the right to acquire pursuant to a stock option grant.

(7) Consists of 20,000 shares of our common stock that the director has the right to acquire pursuant to a stock option grant.

(8) Includes options to purchase an aggregate of 206,800 shares of our common stock described above.

* Less than 1%

(a)    Chairwoman of the Audit Committee.
(b)    Chairwoman of the Compensation Committee.
(c)    Member of the Audit Committee.
(d)    Member of Compensation Committee.
(e)    Member of Executive Committee.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

GENERALLY:          Our Board  nominated  five  directors  for  election  at the meeting. Each nominee currently is serving as one of our directors. If you re-elect them, they will hold office until the next annual meeting or until their successors have been elected.

NOMINEES:           MURIEL F. SIEBERT
                    Age 68

                    Muriel Siebert has been Chairwoman, President, Chief Executive Officer and a director of Muriel Siebert & Co., Inc. since 1967 and the Siebert Financial Corp. since November 8, 1996. The first woman member of the New York Stock Exchange on December 28, 1967, Ms. Siebert served as Superintendent of Banks of the State of New York from 1977 to 1982. She is a director of the New York State Business Council, the Commission of Judicial Nomination and the Boy Scouts of Greater New York. Ms. Siebert is also on the executive committee of the Economic Club of New York.

                    NICHOLAS P. DERMIGNY
                    Age 43

                    Nicholas Dermigny has been our Executive Vice President and Chief Operating Officer since joining us in 1989. Prior to 1993, he was responsible for our retail discount division. Mr. Dermigny became an officer and director on November 8, 1996.

                    PATRICIA L. FRANCY
                    Age 55

                    Patricia Francy is Treasurer and Controller of Columbia University. She previously served as the University's Director of Finance and Director of Budget Operations and has been associated with the University since 1969. Ms. Francy became a director on March 11, 1997.


--------------------------------------------------------------------------------

                    JANE H. MACON
                    Age 54

                    Jane Macon is a partner with the law firm of Fulbright & Jaworski L.L.P., San Antonio, Texas. Fulbright & Jaworski L.L.P. provides legal services to us. Ms. Macon became a director on November 8, 1996.

                    DANIEL JACOBSON
                    Age 72

                    Daniel Jacobson has been our Vice Chairman since May 1999. Prior to joining us, Mr. Jacobson was a partner at Richard
                    A. Eisner & Company, LLP. Mr. Jacobson is also a director of Barnwell Industries, Inc. Mr. Jacobson became an officer and a director on May 3, 1999.



BOARD MEETINGS:     In 2000,  the Board held four meetings and acted one time by unanimous written consent. Each incumbent director attended at least 75% of his or her Board meetings and all of his or her committee meetings.

BOARD COMMITTEES:   The Audit  Committee  held five  meetings  during 2000.  The
                    Audit Committee of our Board of Directors currently consists of Ms. Macon and Ms. Francy, Chairwoman. Our Board of
                    Directors adopted the Audit Committee charter, a copy of which is annexed to this proxy statement as ANNEX A.

                    The Audit Committee provides independent, objective oversight of the accounting functions and internal controls. The Committee is comprised solely of independent directors who are qualified for service under the rules of the Nasdaq Stock Market.

                    The Compensation Committee held five meetings during 2000.

SECTION 16(A)
BENEFICIAL OWNERSHIP
REPORTING
COMPLIANCE:         Section  16(a) of the Exchange  Act  requires our  executive officers and directors and persons who beneficially own more than 10% of our  common  stock to file  initial  reports  of ownership  and  reports  of changes  in  ownership  with the
                    Securities   and  Exchange   Commission.   These   executive
                    officers, directors and shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

                    Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 2000 all
                    Section   16(a)  filing   requirements   applicable  to  our
                    executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

INDEMNIFICATION OF
OFFICERS AND
DIRECTORS:          We indemnify  our  executive  officers and  directors to the extent  permitted  by  applicable  law  against  liabilities incurred  as a result  of their  service  to us and  against liabilities  incurred  as  a  result  of  their  service  as directors of other corporations when serving at our request.
                    We have a directors and officers liability insurance policy, underwritten  by  Executive  Risk  Indemnity,  Inc.,  in the aggregate amount of $10 million. As to reimbursements by the insurer of our  indemnification  expenses,  the policy has a
                    $150,000  deductible;  there is no  deductible  for  covered
                    liabilities  of  individual   directors  and  officers.   In
                    addition, we have an excess directors and officers liability
                    insurance   policy,   underwritten  by  the  Gulf  Insurance
                    Company, in the amount of $5 million.

VOTE REQUIRED:      The five  nominees  for  director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all of the nominees listed, to "withhold authority to vote" for one or more of the nominees or to "withhold authority to vote" for all of the nominees.

                    If you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the proposals, it will have no effect on the election.

                    The persons named in the enclosed proxy intend to vote "FOR" the election of all of the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

          THE BOARD DEEMS "PROPOSAL 1: ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Richard A. Eisner & Company, LLP currently serves as our independent auditors. A representative of Richard A. Eisner & Company, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of our audited financial statements for the year ended December 31, 2000 and reviews of the financial statements for the first three fiscal quarters of 2000 was $69,000.

ALL OTHER FEES

The aggregate fees billed by Richard A. Eisner & Company, LLP during the year ended December 31, 2000 for other services totaled $45,000. These services included tax planning and compliance and other non-financial statement audit services.

Our audit committee has determined that the services described above that were rendered by Richard A. Eisner & Company, LLP are compatible with the maintenance of Richard A. Eisner Company, LLP's independence from our management.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

If you wish to submit proposals to be presented at the 2002 Annual Meeting of our shareholders, the proposals must be received by us no later than January 11, 2002 for them to be included in our proxy materials for that meeting.

                                  OTHER MATTERS

The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

                                      By Order of the Board of Directors

                                      Daniel Iesu
                                      SECRETARY

Dated: May 11, 2001


                   PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
             PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER
                             SIEBERT FINANCIAL CORP.

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's independent auditors.

There shall be at least two, until June 15, 2001, and three thereafter, members of the Audit Committee. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, or any Stock Exchange on which the company's shares are listed for trading. If the Board of Directors appoints one member who does not meet those requirements the company shall disclose in its Proxy Statement the nature of the relationship that makes that individual not independent and the reasons for the Board's determination to appoint that director to the audit committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings. The chairman of the Committee may represent the entire Audit Committee for the purposes of this review, which may be done in person or by telephonic conference.

5. Meet periodically with management, in person or by telephone, to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.   Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to enhance the independence of the auditor.

10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         Any changes required in the planned scope of the audit.

15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

18. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

                         FOR ALL  NOMINEES             WITHHOLD AUTHORITY
                         LISTED BELOW                  (to vote for all
                         (except as marked to           nominees listed below)
                          the contrary below):


1. ELECTION OF DIRECTORS          [   ]                     [   ]




NOMINEES:       Muriel F. Siebert,
                Nicholas P. Dermigny,
                Patricia L. Francy,
                Jane H. Macon and
                Daniel Jacobson


2.   In their discretion on any other
     business which may properly come
     before the meeting or any
     adjournments thereof.




INSTRUCTION:  To withhold authority to vote
              for any individual nominee,
              write that nominee's name on
              the space provided below).


----------------------------------------------



-----------------------------------------------------
Signature of Stockholder


Date:
     ------------------------, 2001


-----------------------------------------------------
Signature of Joint Owner, if any


Date:
     ------------------------, 2001


Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Votes MUST be indicated (X) in black or blue ink. PLEASE SIGN AND RETURN IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.




Network Financial Printing, Inc.  212-624-1110

                            SIEBERT FINANCIAL CORP.
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 4, 2001

     The undersigned hereby appoint Daniel Iesu and Mitchell M. Cohen, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held at The Harmonie Club, 4 East 60th Street, New York, New York on Thursday, June 4, 2001 at 10:00 A.M., local time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEM (1).



          (Continued, and to be signed and dated, on the reverse side)